ALLIANCE
         --------------------------------------------------------------
                                VARIABLE PRODUCTS
         --------------------------------------------------------------
                                   SERIES FUND
         --------------------------------------------------------------
                                ALLIANCEBERNSTEIN
         --------------------------------------------------------------
                               INTERNATIONAL VALUE
         --------------------------------------------------------------
                                    PORTFOLIO
         --------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--AllianceBernstein International Value Portfolio (the "Portfolio") for the reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

INVESTMENT RESULTS

Listed below is the Portfolio's cumulative total return for the since inception period ended December 31, 2001.

Since Inception (5/01)                 -1.30%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio returned -0.60% for the six-month period ended December 31, 2001 and -1.30% for the since inception period, comfortably ahead of its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, which returned -7.95% and -11.77%, respectively. Not surprisingly, the source of the Portfolio's premium was stock selection. The Portfolio's better-than-average performers across a range of sectors and geographies contributed positively and significantly to relative performance. In addition, the Portfolio's underweight position in technology and telecommunications stocks also helped performance. These two sectors underperformed massively for the year, despite their fourth quarter rally.

Notably, we also gained a meaningful portion of our premium in particularly challenging environments--the Japanese market and economically sensitive industries. This highlights the importance of research in identifying companies that are doing the right things to improve the company's performance results, even in hostile settings.

MARKET REVIEW

Markets were weak for much of 2001 due to concerns related to the pace of economic growth. Then, as some began to speculate that we were hitting a bottom in this cycle, the September 11 attacks in the United States seemed to forestall hopes of near-term recovery, and stocks around the world sold off in the weeks that followed. This created strong opportunities in equity markets around the world, such that have not been seen for quite some time. New hopes for global economic rebound produced positive returns for the European, Australasian and Far Eastern markets in the fourth quarter, as they recovered somewhat from their post-September 11 lows.

INVESTMENT OUTLOOK

Expectations are growing for an economic recovery. Central banks around the world have been aggressive in trying to stimulate growth. The U.S. Federal Reserve set the tone, with 11 rate cuts last year (four since September 11 alone) totaling 4.75%. Central banks in Europe, the UK and Canada also moved into easing mode, and even the Bank of Japan cut its rate from 0.25% to zero early in the year. Consequently, the so-called risk-free rates on short-term government debt are at 40-year lows in the U.S., the UK and Canada. Oil prices dropped 27% during the year, which should act much like a significant tax cut for many businesses and consumers. Finally, companies that are slashing inventory levels will likely leverage the impact of renewed demand.

However, our investment strategy is not driven by economic forecasts. The Portfolio is positioned to do well in a range of economic environments. Cyclical stocks continue to represent an important group of investments today, particularly companies whose conservative investment patterns have strengthened them to weather a downturn and rebound in a recovery.

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

In the financial services sector, we emphasize companies whose financial strength and good risk assessment should allow them to hold up better than most companies in a weak market, and who are most likely to restore profit growth quickly when the environment turns. Furthermore, international stock markets continue to look attractive relative to the U.S., based on stock pricing, lower excess production capacity and the accelerating pace of corporate restructuring abroad. We have, thus, positioned the Portfolio to capture the most attractive opportunities we see.

We appreciate your investment in AllianceBernstein International Value Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Andrew Adelson

Andrew Adelson
Vice President and Portfolio Manager


/s/ Kevin Simms

Kevin Simms
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following table was depicted as a mountain chart in the printed material.]

AB International Value Portfolio:         $9,870
MSCI EAFE Index:                          $8,832

                       AB International
                        Value Portfolio                    MSCI EAFE Index
-------------------------------------------------------------------------------
     5/31/01                $10,000                            $10,000
     6/30/01                $ 9,930                            $ 9,595
     9/30/01                $ 8,880                            $ 8,256
     12/31/01               $ 9,870                            $ 8,832


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 5/10/01.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                        $   223,555            3.9%
--------------------------------------------------------------------------------
DSM NV                                           215,380            3.8
--------------------------------------------------------------------------------
PSA Peugoet Citroen                              214,649            3.7
--------------------------------------------------------------------------------
Royal & Sun Alliance Insurance Group Plc         208,608            3.6
--------------------------------------------------------------------------------
Compal Electronics, Inc. (GDR)                   182,535            3.2
--------------------------------------------------------------------------------
Stora Enso Oyj                                   180,485            3.1
--------------------------------------------------------------------------------
Eni S.p.A.                                       175,466            3.1
--------------------------------------------------------------------------------
Canon, Inc.                                      172,124            3.0
--------------------------------------------------------------------------------
Safeway Plc                                      165,151            2.9
--------------------------------------------------------------------------------
Lloyds TSB Group Plc                             159,426            2.8
                                               ---------           -----
--------------------------------------------------------------------------------
                                             $ 1,897,379           33.1%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2001
================================================================================

--------------------------------------------------------------------------------
SECTOR                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Capital Equipment                           $   515,420            9.0%
--------------------------------------------------------------------------------
Construction                                    505,520            8.8
--------------------------------------------------------------------------------
Consumer Cyclical                               459,419            8.0
--------------------------------------------------------------------------------
Consumer Staples                                116,864            2.0
--------------------------------------------------------------------------------
Energy                                          382,762            6.6
--------------------------------------------------------------------------------
Finance                                       1,794,217           31.3
--------------------------------------------------------------------------------
Industrial                                      182,535            3.2
--------------------------------------------------------------------------------
Industrial Commodities                          395,865            6.9
--------------------------------------------------------------------------------
Resources                                        93,275            1.6
--------------------------------------------------------------------------------
Services                                         96,339            1.7
--------------------------------------------------------------------------------
Technology                                      172,124            3.0
--------------------------------------------------------------------------------
Utilities                                       184,047            3.2
                                            -----------          ------
--------------------------------------------------------------------------------
Total Investments*                            4,898,387           85.3
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities        843,386           14.7
                                            -----------          ------
--------------------------------------------------------------------------------
Net Assets                                  $ 5,741,773          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Excludes short-term obligations.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-85.3%
AUSTRALIA-1.9%
Australia and New Zealand
   Banking Group, Ltd. .....................            12,100        $  110,298
                                                                      ----------

BRAZIL-1.4%
Petroleo Brasileiro, SA (ADR) ..............             3,700            81,911
                                                                      ----------

CANADA-7.3%
Bank of Montreal ...........................             1,000            22,546
Bank of Nova Scotia ........................             4,300           132,216
Canadian National Railway Co. ..............             2,000            96,339
Magna International, Inc. Cl.A .............               700            44,445
Talisman Energy, Inc. ......................             3,300           125,385
                                                                      ----------
                                                                         420,931
                                                                      ----------

FINLAND-3.2%
Stora Enso Oyj .............................            14,100           180,485
                                                                      ----------

FRANCE-12.8%
Assurances Generales de
   France (AGF) ............................             2,800           134,342
BNP Paribas, SA ............................             1,600           143,136
Compagnie De Saint-Gobain ..................               900           135,792
PSA Peugoet Citroen (a) ....................             5,050           214,649
Societe Generale ...........................             1,920           107,416
                                                                      ----------
                                                                         735,335
                                                                      ----------

GERMANY-2.5%
AMB Generali Holding AG ....................               900            94,446
Hannover Rueckversicherungs-
   AG.......................................               850            50,989
                                                                      ----------
                                                                         145,435
                                                                      ----------

HONG KONG-2.3%
The Wharf (Holdings), Ltd. .................            53,000           129,480
                                                                      ----------

IRELAND-1.9%
Bank of Ireland ............................            11,600           109,763
                                                                      ----------

ITALY-4.8%
Eni S.p.A ..................................            14,000           175,466
San Paolo-IMI S.p.A ........................             9,105            97,663
                                                                      ----------
                                                                         273,129
                                                                      ----------

JAPAN-10.6%
Canon, Inc. ................................             5,000           172,124
Fuji Heavy Industries, Ltd. ................            18,000            77,216
Honda Motor Co., Ltd. ......................             5,600           223,555
Takefuji Corp. .............................             1,900           137,486
                                                                      ----------
                                                                         610,381
                                                                      ----------

MEXICO-1.3%
Cemex, SA de CV (ADR) ......................             2,900            72,543
                                                                      ----------

                                                     Shares or
                                                     Principal
                                                       Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

NETHERLANDS-4.9%
DSM NV .....................................             5,900        $  215,380
ING Groep NV ...............................             2,600            66,284
                                                                      ----------
                                                                         281,664
                                                                      ----------

SOUTH AFRICA-1.6%
Sappi, Ltd. (ADR) ..........................             9,100            93,275
                                                                      ----------

SOUTH KOREA-1.5%
Hyundai Motor Co., Ltd. ....................
   (GDR) (a) ...............................             8,500            87,038
                                                                      ----------

SPAIN-3.3%
Grupo Dragados, SA .........................             4,100            54,854
Iberdrola, SA ..............................            10,500           136,647
                                                                      ----------
                                                                         191,501
                                                                      ----------

SWEDEN-3.1%
Electrolux AB Cl.A .........................             4,600            68,870
Nordea AB ..................................            20,300           107,783
                                                                      ----------
                                                                         176,653
                                                                      ----------

TAIWAN-3.2%
Compal Electronics, Inc. ...................
   (GDR) ...................................            28,900           182,535
                                                                      ----------

UNITED KINGDOM-17.7%
British American Tobacco Plc ...............            13,800           116,864
Lattice Group Plc ..........................            20,900            47,400
Lloyds TSB Group Plc .......................            14,700           159,426
Royal & Sun Alliance
   Insurance Group Plc .....................            36,350           208,608
Royal Bank of Scotland
   Group ...................................             4,600           111,815
Safeway Plc ................................            35,500           165,151
Six Continents .............................             9,500            93,915
Wolseley Plc ...............................            13,500           112,851
                                                                      ----------
                                                                       1,016,030
                                                                      ----------

Total Common Stocks
   (cost $4,710,549) .......................                           4,898,387
                                                                      ----------

SHORT-TERM
   INVESTMENT-10.6%
TIME DEPOSIT-10.6%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $608,000) .........................              $608           608,000
                                                                      ----------

TOTAL INVESTMENTS-95.9%
   (cost $5,318,549) .......................                           5,506,387
Other assets less
   liabilities-4.1% ........................                             235,386
                                                                      ----------

NET ASSETS-100% ............................                          $5,741,773
                                                                      ==========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary of Terms:

      ADR - American Depositary Receipt.

      GDR - Global Depositary Receipt.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $5,318,549) ......     $ 5,506,387
   Cash .......................................................             157
   Foreign cash, at value (cost $187,349) .....................         187,625
   Receivable for capital stock sold ..........................         161,150
   Receivable due from Adviser ................................          33,377
   Dividends and interest receivable ..........................           6,110
                                                                    -----------

   Total assets ...............................................       5,894,806
                                                                    -----------

LIABILITIES
   Payable for investment securities purchased ................         133,312
   Payable for capital stock redeemed .........................              97
   Accrued expenses ...........................................          19,624
                                                                    -----------

   Total liabilities ..........................................         153,033
                                                                    -----------

NET ASSETS ....................................................     $ 5,741,773
                                                                    ===========

COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................     $       581
   Additional paid-in capital .................................       5,558,602
   Undistributed net investment income ........................          19,968
   Accumulated net realized loss on investments,
     futures contracts and foreign currency transactions ......         (35,768)
   Net unrealized appreciation of investments, futures
     contracts and foreign currency denominated assets
     and liabilities ..........................................         198,390
                                                                    -----------

                                                                    $ 5,741,773
                                                                    ===========

Class A Shares
   Net assets .................................................     $ 3,913,303
                                                                    ===========
   Shares of capital stock outstanding ........................         396,326
                                                                    ===========
   Net asset value per share ..................................     $      9.87
                                                                    ===========

Class B Shares
   Net assets .................................................     $ 1,828,470
                                                                    ===========
   Shares of capital stock outstanding ........................         185,275
                                                                    ===========
   Net asset value per share ..................................     $      9.87
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
May 10, 2001(a) to December 31, 2001      Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME

   Dividends (net of foreign taxes withheld of $1,731) ..........     $  15,280
   Interest .....................................................         3,154
                                                                      ---------

   Total investment income ......................................        18,434
                                                                      ---------

EXPENSES
   Advisory fee .................................................        11,645
   Distribution fee--Class B ....................................           547
   Administrative ...............................................        34,500
   Custodian ....................................................        29,761
   Audit and legal ..............................................        15,902
   Printing .....................................................         5,721
   Directors' fees ..............................................         1,157
   Transfer agency ..............................................           626
   Miscellaneous ................................................         1,969
                                                                      ---------

   Total expenses ...............................................       101,828
   Less: expenses waived and reimbursed (see Note B) ............       (89,478)
                                                                      ---------

   Net expenses .................................................        12,350
                                                                      ---------

   Net investment income ........................................         6,084
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions .................       (35,768)
   Net realized gain on foreign currency transactions ...........        13,884
   Net change in unrealized appreciation/depreciation of:
     Investments ................................................       187,838
     Futures ....................................................         9,599
     Foreign currency denominated assets and liabilities ........           953
                                                                      ---------

   Net gain on investment and foreign currency transactions .....       176,506
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................     $ 182,590
                                                                      =========

--------------------------------------------------------------------------------

(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                May 10, 2001(a)
                                                                to December 31,
                                                                     2001
                                                                ================

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ......................................   $     6,084
   Net realized loss on investments, futures contracts
     and foreign currency transactions ........................       (21,884)
   Net change in unrealized appreciation/depreciation
     of investments, futures contracts and foreign
     currency denominated assets and liabilities ..............       198,390
                                                                  -----------
   Net increase in net assets from operations .................       182,590
CAPITAL STOCK TRANSACTIONS
   Net increase ...............................................     5,559,183
                                                                  -----------
   Total increase .............................................     5,741,773
NET ASSETS
   Beginning of period ........................................            -0-
                                                                  -----------
   End of period (including undistributed net investment
     income of $19,968) .......................................   $ 5,741,773
                                                                  ===========

--------------------------------------------------------------------------------

(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (continued)             Alliance Variable Products Series Fund
================================================================================

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net investment loss. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $34,500 to the Adviser, representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the period ended December 31, 2001.

During the period ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the period ended December 31, 2001, such waivers/reimbursements amounted to $89,478.

Brokerage commissions paid on investment transactions for the period ended December 31, 2001, amounted to $8,341, of which $842 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $626 for the period ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2001, were as follows:

Purchases:

Stocks and debt obligations ............................            $ 5,159,505
U.S. government and agencies ...........................                     -0-

Sales:

Stocks and debt obligations ............................            $   419,905
U.S. government and agencies ...........................                     -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $5,350,200. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ..........................            $   262,273
Gross unrealized depreciation ..........................               (106,086)
                                                                    -----------

Net unrealized appreciation ............................            $   156,187
                                                                    ===========

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At December 31, 2001, the Portfolio had outstanding futures contracts as follows:

                                                                 Value at
                Number of              Expiration   Original    December 31,    Unrealized
    Type        Contracts   Position      Month       Value        2001        Appreciation
=============   =========   ========   ==========   ========    ============   ============
EURO STOXX 50       9         Long      Mar 2002    $294,823     $304,422         $9,599

A portion of the foreign cash included in the statement of assets and liabilities has been segregated as collateral for the futures transactions outstanding at December 31, 2001.

2. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (continued)             Alliance Variable Products Series Fund
================================================================================

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the period ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ............................         $  22,685
                                                                   ---------
Accumulated earnings .....................................            22,685
Accumulated capital and other losses .....................            (6,834)(a)
Unrealized appreciation/(depreciation) ...................           166,739(b)
                                                                   ---------
Total accumulated earnings/(deficit) .....................         $ 182,590
                                                                   =========

--------------------------------------------------------------------------------

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $4,117 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October currency losses of $2,717.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       ==================    ==================
                                             SHARES                AMOUNT
                                       ==================    ==================
                                       May 10, 2001(a) to    May 10, 2001(a) to
                                          December 31,          December 31,
                                              2001                  2001
                                       ==================    ==================

Class A
Shares sold .........................             534,207    $        5,054,653
Shares redeemed .....................            (137,881)           (1,246,108)
                                       ------------------    ------------------
Net increase ........................             396,326    $        3,808,545
                                       ==================    ==================

                                       August 15, 2001(b)    August 15, 2001(b)
                                         to December 31,       to December 31,
                                              2001                  2001
                                       ==================    ==================
Class B
Shares sold .........................             188,151    $        1,778,002
Shares redeemed .....................              (2,876)              (27,364)
                                       ------------------    ------------------
Net increase ........................             185,275    $        1,750,638
                                       ==================    ==================

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended December 31, 2001.

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Commencement of distribution.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              ============   ============
                                                                 CLASS A        CLASS B
                                                              ============   ============
                                                                 May 10,      August 15,
                                                               2001(a) to     2001(b) to
                                                              December 31,   December 31,
                                                                  2001           2001
                                                              ============   ============
Net asset value, beginning of period ......................      $10.00         $10.25
                                                                 ------         ------
Income From Investment Operations
Net investment income (c)(d) ..............................         .04            .01
Net realized and unrealized loss on investment transactions        (.17)          (.39)
                                                                 ------         ------
Net decrease in net asset value from operations ...........        (.13)          (.38)
                                                                 ------         ------
Net asset value, end of period ............................      $ 9.87         $ 9.87
                                                                 ======         ======
Total Return
Total investment return based on net asset value (e) ......       (1.30)%        (3.71)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................      $3,913         $1,828
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements (f) ........         .95%          1.20%
   Expenses, before waivers and reimbursements (f) ........        8.41%          9.31%
   Net investment income (d)(f) ...........................         .59%           .17%
Portfolio turnover rate ...................................          22%            22%

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Commencement of distribution.

(c)   Based on average shares outstanding.

(d)   Net of expenses reimbursed or waived by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein International Value Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein International Value Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the period from May 10, 2001 (commencement of operations) to December 31, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and results of its operations, the changes in its net assets and the financial highlights for the period from May 10, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2002

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                  113               None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                 88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                         BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer of Evlico;
                                 a Director of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director of
                                 Ecolab Incorporated (specialty chemicals) and
                                 BP Amoco Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,             94               None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board            91               None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999 -
12504 (10)                       June 2000 and President from December 1989 -
                                 May 1999 of Historic Hudson Valley (historic
                                 preservation). Previously, Director of the
                                 National Academy of Design. During 1988-92,
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

                                                                                      PORTFOLIOS
                                                                                        IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                 COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                             OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                           DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,     Investment Adviser and an independent                   110               None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                 91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,               103               None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN INTERNATIONAL
VALUE PORTFOLIO                           Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*              POSITION(S)        PRINCIPAL OCCUPATION
         AND AGE               HELD WITH FUND       DURING PAST 5 YEARS**
--------------------------------------------------------------------------------

John D. Carifa, 56          Chairman & President    See biography above.

Kathleen A. Corbet, 42      Senior Vice President   Executive Vice President of
                                                    ACMC, with which she has
                                                    been associated since prior
                                                    to 1997.

Alfred L. Harrison, 64      Senior Vice President   Vice Chairman of ACMC, with
                                                    which he has been associated
                                                    since prior to 1997.

Wayne D. Lyski, 60          Senior Vice President   Executive Vice President of
                                                    ACMC, with which he has been
                                                    associated with since prior
                                                    to 1997.

Andrew S. Adelson, 46       Vice President          Chief Investment Officer of
                                                    International Value Equities
                                                    and Executive Vice President
                                                    of ACMC since October 2000.
                                                    Prior thereto, he was Chief
                                                    Investment Officer of
                                                    International Investment
                                                    Management Services at
                                                    Sanford C. Bernstein & Co.,
                                                    Inc. ("Bernstein") since
                                                    prior to 1997.

Kevin F. Simms, 35          Vice President          Senior Vice President and
                                                    Director of Research for
                                                    International Value and
                                                    Global Value Equities at
                                                    ACMC since October 2000.
                                                    Prior thereto, he was a
                                                    research analyst at
                                                    Bernstein since prior to
                                                    1997.

Edmund P. Bergan, Jr., 51   Secretary               Senior Vice President and
                                                    the General Counsel of
                                                    Alliance Fund Distributors,
                                                    Inc. (AFD) and Alliance
                                                    Global Investor Services
                                                    Inc. ("AGIS"), with which he
                                                    has been associated since
                                                    prior to 1997.

Mark D. Gersten, 51         Treasurer and Chief     Senior Vice President of
                            Financial Officer       AGIS, with which he has been
                                                    associated since prior to
                                                    1997.

Thomas R. Manley, 50        Controller              Vice President of ACMC, with
                                                    which he has been associated
                                                    since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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